UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 18, 2024
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

(856) 505-8800
(Registrant's Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, inTEST Corporation (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Original Credit Agreement”) with M&T Bank on October 15, 2021. The Original Credit Agreement was amended by the Joinder and Amendment to Amended and Restated Loan and Security Agreement, dated October 28, 2021, the Joinder and Second Amendment to Amended and Restated Loan and Security Agreement, dated December 30, 2021, the Third Amendment to Amended and Restated Loan and Security Agreement, dated September 20, 2022, and the Fourth Amendment to Amended and Restated Loan and Security Agreement, dated May 2, 2024 (collectively and together with the Original Credit Agreement, the “Credit Agreement”). On December 18, 2024, the Company entered into a Joinder and Fifth Amendment to Amended and Restated Loan and Security Agreement (the “December Joinder”) and related agreements with M&T Bank to add the Company’s subsidiary, inTEST Italy, Inc., as a subsidiary guarantor under the Credit Agreement.

The foregoing description of the December Joinder, Fifth Amended and Restated Surety Agreement, Third Amended and Restated Patents, Trademarks, Copyrights and Licenses Security Agreement, and Pledge Agreement is a summary only and is qualified in all respects by the provisions of the agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Joinder and Fifth Amendment to Amended and Restated Loan and Security Agreement, dated December 18, 2024, among inTEST Corporation, Ambrell Corporation, inTEST Silicon Valley Corporation, inTEST EMS, LLC, Temptronic Corporation, Videology Imaging Corporation, Acculogic Ltd., Acculogic Inc., inTEST Italy, Inc. and M&T Bank.

10.2
Third Amended and Restated Surety Agreement, dated December 18, 2024, among Ambrell Corporation, inTEST Silicon Valley Corporation, inTEST EMS, LLC, Temptronic Corporation, Videology Imaging Corporation, Acculogic Ltd., inTEST Italy, Inc. and M&T Bank.

10.3
Third Amended and Restated Patents, Trademarks, Copyrights and Licenses Security Agreement, dated December 18, 2024, among inTEST Corporation, Ambrell Corporation, inTEST Silicon Valley Corporation, inTEST EMS, LLC, Temptronic Corporation, Videology Imaging Corporation, Acculogic Ltd., inTEST Italy, Inc. and M&T Bank.

10.4	Pledge Agreement, dated December 18, 2024, between inTEST Corporation and M&T Bank.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

	By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary
Date: December 19, 2024